Exhibit 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE


Media Contact:
--------------
Michael Binko, APR
Xybernaut Corporation
(703) 631-6925
mbinko@xybernaut.com
--------------------


                    XYBERNAUT(R) REPORTS 21% REVENUE INCREASE
                             FOR SECOND QUARTER 2004

                       Year to Date Revenues Increase 70%;
               Past Three Quarters Strongest in Company's History


FAIRFAX, VA, August 5, 2004 -- Xybernaut Corporation (NASDAQ: XYBR) today announced results for its second quarter ended June 30, 2004. Total revenue for the second quarter of 2004 was $3.4 million, a 21% increase from the comparable 2003 period. Total revenue for the six months ended June 30, 2004 was $7.8 million, a 70% increase from the six months ended June 30, 2003. Beginning with the fourth quarter of 2003 and continuing through the second quarter of 2004, the Company has now reported its highest three quarterly revenues ever.

The Company also reported a strong balance sheet. As of June 30, 2004, the Company had no long-term debt, cash of $13.3 million and stockholders' equity of $16.5 million.

"With revenues up 70%, the value of our intellectual property now being validated and having just come off the Company's strongest three quarters ever, I am confident that we are not only on the right track but also that our growth in many areas will now be sharply accelerating as we move forward," said Edward
G. Newman, chairman and CEO of Xybernaut.

"Xybernaut solutions and technologies based on our intellectual property are now being deployed into a wide variety of major market sectors from homeland security applications used to examine moving cargo containers; to systems that can detect guns; to in-the-field monitoring solutions to combat West Nile virus; to information delivery systems used by Wall Street traders; to even a solution that will allow a disabled child to learn to communicate," Newman added.

Quarterly Highlights
                           As of and for the        As of December 31, 2003 and
                           Six Months Ended         for the Six Months Ended
                           June 30, 2004            June 30, 2003
                           ----------------         ---------------------------
 Total revenue             $ 7,775,045              $ 4,575,558
 Cash & cash equivalents   $13,251,416              $ 9,524,541
 Stockholders' equity      $16,470,820              $15,909,525

                              XYBERNAUT CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


                                                                                   June 30,        December 31,
                                                                                     2004              2003
                                                                                   --------        -------------
                                             ASSETS
     Current assets:
           Cash and cash equivalents                                           $  13,251,416      $   9,524,541
           Restricted cash                                                           500,000          1,257,554
           Accounts receivable, net of allowances of $507,584 and $557,679         2,617,249          4,883,899
           Inventory, net of reserves of $3,272,716 and $3,272,716                 1,578,910          2,131,436
           Prepaid and other current assets                                          765,766            984,425
                                                                               -------------      -------------
               Total current assets                                               18,713,341         18,781,855
                                                                               -------------      -------------
     Long-term assets:

         Property, equipment and demonstration units, net                            464,508            382,792
           Patent costs, net of accumulated amortization of
           $2,190,929 and $1,963,971                                                 916,033            945,126
           Other                                                                     724,247            710,294
                                                                               -------------      -------------
               Total long-term assets                                              2,104,788          2,038,212
                                                                               -------------      -------------
                   Total assets                                                $  20,818,129      $  20,820,067
                                                                               =============      =============

                                   LIABILITIES AND STOCKHOLDERS' EQUITY

     Liabilities:
           Current liabilities:
               Accounts payable                                                $   2,148,513      $   3,068,374
               Accrued expenses and other                                          1,380,729          1,283,200
               Deferred revenue                                                      386,299            332,884
                                                                               -------------      -------------
                           Total current liabilities                               3,915,541          4,684,458
                                                                               -------------      -------------
           Long-term liabilities:
               Restructuring liability                                                27,632             62,330
               Deferred revenue                                                      193,507            163,754
                                                                               -------------      -------------
                           Total long-term liabilities                               221,139            226,084
                                                                               -------------      -------------
                                                                               $   4,136,680      $   4,910,542
                                                                               -------------      -------------

     Minority interest                                                         $     210,629      $           -
     Commitments and contingencies
     Stockholders' equity:
           Common stock, $0.01 par value, 200,000,000
               shares authorized, 179,147,116 and 172,358,223
               shares issued and outstanding                                       1,791,471          1,723,582
           Additional paid-in capital                                            171,941,039        163,362,829
           Foreign currency translation                                              301,045            430,502
           Accumulated deficit                                                  (157,562,735)      (149,607,388)
                                                                               -------------      -------------
                   Total stockholders' equity                                  $  16,470,820      $  15,909,525
                                                                               -------------      -------------
                   Total liabilities and stockholders' equity                  $  20,818,129      $  20,820,067
                                                                               =============      =============

                              XYBERNAUT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                Three Months Ended June 30,           Six Months Ended June 30,
                                                            ---------------------------------     --------------------------------
                                                                 2004               2003               2004               2003
                                                                 ----               ----               ----               ----
     Revenue:
          Hardware                                          $   1,928,711      $   1,775,792      $   4,866,033      $   2,600,504
          Consulting, licensing and other                       1,451,650          1,012,789          2,909,012          1,975,054
                                                            -------------      -------------      -------------      -------------
          Total revenue                                         3,380,361          2,788,581          7,775,045          4,575,558

     Cost of sales:
          Hardware                                              1,949,284          1,194,857          4,456,052          1,822,251
          Consulting, licensing and other                         832,952            623,249          1,653,654          1,229,861
          Provision for inventory                                       -                  -                  -          1,749,354
                                                            -------------      -------------      -------------      -------------
                 Gross income / (loss)                            598,125            970,475          1,665,339           (225,908)

     Operating expenses:
             Sales and marketing                                3,120,381          2,103,423          5,933,513          4,140,929
             General and administrative                         1,031,516            975,984          1,954,834          1,980,634
             Research and development                           1,021,336            858,193          1,953,101          2,000,328
                                                            -------------      -------------      -------------      -------------
                    Total operating expenses                    5,173,233          3,937,600          9,841,448          8,121,891
                                                            -------------      -------------      -------------      -------------
                    Operating loss                             (4,575,108)        (2,967,125)        (8,176,109)        (8,347,799)

     Interest and other income/(expense), net                      24,813           (289,741)            66,584           (287,545)
                                                            -------------      -------------      -------------      -------------
                   Loss before minority interest               (4,550,295)        (3,256,866)        (8,109,525)        (8,635,344)

     Minority interest                                            154,178                  -            154,178                  -
                                                            -------------      -------------      -------------      -------------
                 Net loss                                   $  (4,396,117)     $  (3,256,866)     $  (7,955,347)     $  (8,635,344)
                                                            =============      =============      =============      =============
                 Net loss per share (basic and diluted)     $       (0.02)     $       (0.02)     $       (0.05)     $       (0.07)
                                                            =============      =============      =============      =============
                 Weighted average number of shares
                    outstanding (basic and diluted)           176,957,341        136,577,988        175,362,337        128,242,872
                                                            =============      =============      =============      =============

Conference Call -- Thursday, August 5
Edward G. Newman, chairman and CEO; Steven A. Newman, president and COO; Thomas
D. Davis, senior vice president and CFO; and Michael Binko, vice president of corporate development will host a conference call today (Thursday, August 5) starting at 8:30am Eastern Time to discuss the results. The conference call can be accessed via telephone by dialing toll free to (888) 423-3280 from within the U.S. or (612) 332-0720 from outside the U.S. and asking for the Xybernaut Corporation Second Quarter 2004 conference call. The Participant Access Code for the call is 739655.

A re-broadcast of the call will be available from 12:00pm Eastern Time August 5 until 11:59pm Eastern Time on August 6 by dialing (800) 475-6701 from within the U.S. or (320) 365-3844 from outside the U.S. and also entering the same Participant Access Code - 739655.

About Xybernaut
Xybernaut Corporation is the leading provider of wearable/mobile computing hardware, software and services, bringing communications and full-function computing power in a hands-free design to people when and where they need it. Headquartered in Fairfax, Virginia, Xybernaut has offices and subsidiaries in Europe (Germany) and Asia (Japan and China). Visit the Xybernaut Web site at www.xybernaut.com.

Xybernaut, the Xybernaut logo and Mobile Assistant(R) V (MA(R) V) and Atigo(R) are trademarks or registered trademarks of Xybernaut Corporation in the USA and other countries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

                                      # # #

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in the preceding discussion, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, the availability of components and successful production of the Company's products, general acceptance of the Company's products and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.